Exhibit 10.7

LEASE AGREEMENT

(Gross Lease)

This lease agreement (Lease) is entered into April 23, 2007, between Upper Corner Venture, LLC, a Minnesota limited liability company (Landlord) and Storage Elements Digitiliti Inc. (Tenant).

Landlord and Tenant, in consideration of the covenants herein contained, hereby agree as follows:

1. Basic Lease Provisions. Reference in this Lease to any of the Basic Lease Provisions contained in this Article 1 shall be deemed and construed to incorporate all of the terms provided under such Basic Lease Provisions.

Date:                                                 April 23, 2007

Landlord:                                          Upper Corner Venture, LLC

Address of Landlord:                     2627 South Shore Blvd

                                                           White Bear Lake, MN 55110

Tenant:                                              Storage Elements Digitiliti, Inc.

Address of Tenant:                         266 East 7th Street

                                                           St Paul, MN 55101

Leased Premises: Floors four and five of the building located at 266 East 7th, St. Paul, MN 55101, consisting of, 8736 rentable square feet as more fully described on the attached Exhibit “B”.

Term: The period of  4 years and seven months, commencing on the firs day of, June, 2007 (the “Commencement Date”) and continuing thereafter to and including the 31st day of December, 2011, unless extended as provided in Article 33 of this Lease.

Use: The Leased Premises are to be used and occupied for : Office Space.

Base Rent: Tenant shall pay to Landlord Base Rent as follows:

See Exhibit “D”.

The following enumeration of Exhibits attached to this Lease are incorporated into this Lease by this reference and are to be construed as a part of this Lease:

Exhibit “A”-Legal Description

Exhibit “B” - Description of the Leased premises

Exhibit “C”-Tenant improvements

Exhibit “D”- Base Rent

2. Definitions. For the purpose of this Lease:

a)

“Annual Gross Rent” means the aggregate of the Base Rent and all other sums of money as shall become due and payable by Tenant to Landlord under this Lease, during each calendar year.

b)

“Building” means the structure located at 266 East 7th Street, St. Paul, MN 55101, and situated on the premises legally described on Exhibit “A” including any area servicing the same such as adjoining skyways, lobby areas, access areas, or other public areas, whether now or hereinafter constructed, consisting of approximately  20,000 square feet.

c)

“Tenant” means Tenant, and Tenants in all cases where there is more than one Tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

d)

“Tenant Improvements” shall mean all alterations, improvements and additions to the Leased Premises performed by Landlord or its agents, or Tenant, excluding movable equipment and furniture owned by Tenant, as set forth on Exhibit “C”.

3. Grant of Lease. Landlord does hereby lease the Leased Premises to Tenant and Tenant does hereby lease and accept the Leased Premises from Landlord to have and to hold during the Term, subject to the terms and conditions of this Lease.

4. Rent Payment and Deposit. Monthly installments of Base Rent shall be paid, in lawful money of the United States, to the Landlord at the address of Landlord, or such other place or places or to such other party or parties as Landlord from time to time shall designate, on or before the first day of each calendar month during the initial term and any extensions or renewals thereof without demand and without any reduction, abatement, counterclaim or setoff. If the Term of this Lease, as heretofore established, commences on other than the first day of a month or terminates on other than the last day of a month, then the monthly installments of Base Rent provided for herein for such month or months shall be prorated and the installments so prorated shall be paid in advance.

Tenant shall pay to Landlord the sum of $0 at the time of signing this Lease as a security deposit. The security deposit shall be held by Landlord for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease. If during the term hereof, any sum payable by Tenant to Landlord shall be overdue and unpaid Landlord may, at its option, appropriate and apply any portion of the security deposit to cure the default. In such event Tenant shall immediately restore the security deposit to its original amount. Should Tenant comply with all of the terms, covenants and conditions hereunder, the security deposit shall be returned at the expiration of the Lease.

5.  Service Charge. All rent and other sums payable hereunder by Tenant which are not paid within five (5) days after any such rent or other sum becomes due shall bear interest from the date due to the date paid at the annual rate of interest equal to the lesser of (a) two percent (2%) above the rate from time to time announced by Wells Fargo Bank Minnesota, N.A., Minneapolis, Minnesota as its “prime rate" or (b) the highest rate permitted by law. In the event of any change in said “prime rate," the annual rate of interest payable on any such unpaid rent or other sums shall be adjusted on the effective day of the corresponding change in said "prime rate."

6. Additional Occupancy Taxes. Tenant shall pay, as additional rent to Landlord the amount of any taxes (but excluding therefrom real estate taxes and assessments payable therewith and any income tax), excises, charges, levies, fees or assessments paid, or which will be payable, by Landlord by reason of the receipt of monthly installments of Base Rent, or by reason of renting any part of the Building or Tenant or Tenant's occupancy of any part thereof.

7. Acceptance of Premises.  Taking of possession of the Leased Premises by Tenant shall be conclusive evidence that the Leased Premises were, on that date, in the condition as represented by Landlord. Tenant acknowledges that no representations as to the repair of the Leased Premises or promises to alter, remodel or improve the Leased Premises, have been made by Landlord, except as may be provided on Exhibit "C" attached hereto and made a part hereof.

8.  Time of Possession and Occupancy of Premises. In the event that the Landlord is unable to deliver possession of the Leased Premises to the Tenant by the Commencement Date for any reason other than delays caused by Tenant, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof, and this lease shall remain in full force and effect, the Commencement Date shall be the earlier of (a) the date when Landlord delivers possession of the Leased Premises to Tenant accompanied by a certificate of substantial completion for the Leased Premises issued by Landlord or Landlord's architect or (b) the date on which Tenant occupies the Leased Premises, and the Term of this Lease shall be for the same term as set forth in the Basic Lease Provisions plus an additional number of days so that the Term ends on the last day of the last calendar month of the Term. In such event, Landlord and Tenant, at the request of either Landlord or Tenant, shall each execute and deliver to the other an amendment to this Lease specifying the Commencement Date and the expiration date of the Term of this Lease. If Landlord cannot deliver possession by the Commencement Date due to delays caused by Tenant, Tenant shall nevertheless commence paying rent on the Commencement Date and Landlord shall deliver possession as soon as reasonably possible thereafter.

9.  Alterations, Additions, Improvements by Tenant.  Tenant agrees not to permit the Leased Premises to be used for any purpose other than stated in the Basic Lease Provisions, or to make or allow to be made any alterations or improvements in or about the Leased Premises without first obtaining the written consent of Landlord. Any and all such alterations, additions or improvements, when made to the Leased Premises, shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to moveable equipment or furniture owned by Tenant.

10. Repairs by Tenant. In the event that Tenant or Tenant's agents, employees, invitees or visitors shall cause any damage or injury to the Building, including but not limited to the Leased Premises, then Landlord may make the necessary repairs or replacements, and Tenant shall repay all costs thereof to the Landlord on demand, together with the sum of fifteen percent (15%) of said costs for overhead.

11. Mechanics' Liens. Tenant will not permit any mechanics', laborers’or materialmen's liens to stand against the Leased Premises or the Building for any labor or material furnished to or on account of Tenant or claimed to have been so furnished in connection with any work performed or claimed to have been performed in, on or about the Leased Premises. Tenant shall give notice to Landlord of the filing of any such lien within 72 hours of Tenant’s receipt of it and shall cause it to be discharged or post a bond for at least 150% of the amount of the lien to protect Landlord against enforcement of such lien, within thirty (30) days of its filling.

12. Surrender of Premises. Upon the expiration or termination of the Term of this Lease, Tenant shall, at its expense (i) remove Tenant’s goods and effects and those of all persons claiming under Tenant, and (ii) quit and deliver up the Leased Premises to Landlord peaceably and quietly in as good order and condition as the same were in on the date the Term of this Lease commenced or were thereafter placed by Landlord, reasonable wear and tear excepted.

13. Compliance With Ordinances, Rules and Regulations.

(a)

Tenant agrees not to occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is unlawful, disreputable, or deemed to be hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the Building or its contents.

(b)

Tenant agrees to comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal, or promulgated by other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises, but shall have the right to contest enforcement of any of the above. Tenant will comply with the reasonable rules of the Landlord adopted by Landlord from time to time for the safety, care and cleanliness of the Leased Premises and the Building and for preservation of good order therein, all of which will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant.

(c)

Tenant agrees to keep refuse in proper containers in the interior of the Leased Premises until the same is removed and put in refuse containers.

14. Landlord's Right of Entry. Tenant agrees to permit Landlord, or its agent or representatives, to enter into and upon any part of the Leased Premises at all reasonable hours, upon reasonable notice, which does not have to be in writing, to inspect the same, clean, make repairs, alterations or additions thereto or exhibit the Leased Premises to prospective tenants, purchasers or others, or for other reasonable purposes as Landlord may deem necessary or desirable, and Tenant shall not be entitled to any abatement or reduction of Base Rent, or any other sums due under this Lease by reason thereof. Landlord has the right to enter upon the Leased Premises at any time in case of emergency.

15. Nuisance. Tenant agrees to conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building. Tenant agrees that no overshoes, rubbers, mats or objects of any sort will be placed in the elevator lobbies, corridors, or other public areas of the Building.

16. Assignment or Sublease by Tenant.

a)

Tenant shall not assign or in any manner transfer this Lease or any interest therein nor sublet the Leased Premises or any part or parts thereof, nor permit occupancy by anyone without the prior written consent of Landlord.  Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Leased Premises shall not operate as a waiver of Landlord's rights under this Article. No assignment or subletting shall release Tenant of any of its obligations under this Lease or be construed or taken as a waiver of any of Landlord's rights hereunder. The acceptance of rent from someone other than Tenant shall not be deemed to be a waiver of any of the provisions of this Lease or consent to any assignment or subletting of the Leased Premises. Landlord shall have the right to terminate this Lease in the event of Tenant’s failure to comply with the terms of this Article.

b)

Neither this Lease nor any interest therein shall pass to any trustees or receiver in bankruptcy, or any assignee for the benefit of creditors, or by operation of law. This Lease shall terminate automatically upon the happening of any one of the events in this subparagraph (b).

17.

 Subordination to Mortgage.  Tenant covenants and agrees that this Lease is subject and subordinate to any mortgage or deed of trust which may now or hereafter encumber the Building, and to all renewals, modifications, consolidations, replacements and extensions thereof.  This clause shall be self-operative and no further instrument of subordination needs to be requested by any mortgagee; provided, however, that Tenant’s obligation to subordinate its leasehold interest hereunder to the lien of any such mortgage or deed of trust shall be subject to the mortgagee or trustee thereunder agreeing that in the event of foreclosure or assignment or deed in lieu of foreclosure thereof, said mortgagee or trustee shall continue the rights of Tenant pursuant to this Lease and shall not terminate or disturb Tenant’s rights hereunder except in accordance with the provisions hereof.  In confirmation of such subordination, however, Tenant shall at Landlord's request execute promptly any appropriate certificate, instrument or other document that Landlord may request. In the event of the enforcement by the trustee, mortgagee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, upon request of any person or parties succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor interest without change in the terms or other provisions of this Lease. Tenant shall execute and deliver any instrument or instruments confirming the attornment provided for herein.

l8. Estoppel Certificate. At Landlord's request, Tenant will execute and deliver either an estoppel certificate addressed to any mortgagee, assignee or transferee of Landlord or any other agreement certifying as to information  required by such mortgagee, assignee or transferee and agreeing to such notice provisions and other matters as any mortgagee may reasonably require in connection with Landlord's financing. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such estoppel certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to any such mortgagee, assignee or transferee and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance under this Lease and that no more than one month's rental has been paid in advance.

19. Signs and Graphics. Except with the prior written consent of Landlord, Tenant shall permit no lettering, sign, advertisement, notice or object to be displayed on the windows or doors or on the outside of the perimeter walls of the Leased Premises or so as to be visible through the windows, glass walls or exterior doors of the Leased Premises. Any sign or lettering not approved by the Landlord may be removed by it and the cost of such removal and the restoration of the Leased Premises resulting therefrom shall be paid forthwith by Tenant.

20. Tenant Insurance. Tenant agrees to procure and maintain a policy or policies of Commercial General Liability Insurance or its equivalent, at its own cost and expense insuring the Landlord and Tenant from all claims, demands or actions for injury or death or property damage in or about the Leased Premises in amounts which are from time to time reasonably required by Landlord, but not less than Two Million Dollars ($2,000,000) on a Combined Single Limit. Said insurance shall be in a form and with an insurer reasonably acceptable to Landlord, shall not be subject to cancellation except after at least twenty (20) days prior written notice to Landlord, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of premium thereon, shall be deposited with Landlord at the Commencement Date and upon any renewal of said insurance not less than thirty (30) days prior to the expiration of the term of such coverage. Tenant shall also provide its own policy for extended coverage insurance covering all Tenant’s personal property and removable trade fixtures.

21. Landlord's Covenants. Landlord covenants and agrees as follows:

a)

To cause public utilities to furnish any electricity and water utilized in operating any and all of the facilities serving the Leased Premises.

b)

To furnish Tenant during Tenant’s occupancy of the Leased Premises:

i)

Hot and cold water at those points of supply in the Leased    Premises currently existing or as changed in accordance with proposed plans for remodeling as set forth on Exhibit “C”.

    ii)

Heating, cooling and ventilation for normal office use and occupancy during normal working hours.

iii)

Standard janitorial service Monday through Friday exclusive of legal holidays.

 iv)

Routine maintenance for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

 v)

Electrical facilitates to provide sufficient power for the needs of Tenant.

 vi)

Security for the Building, as determined by Landlord, during weekends, holidays and after normal working hours during the week; provided however, Landlord shall not be liable to Tenant for  injury to its agents, employees, customers or invitees or for losses due to theft or burglary, or for damages done by unauthorized persons in the Building.

 vii)

Trash service in the manner deemed by Landlord to be standard for the Building.

viii)

In the event Tenant desires any of the aforementioned services in amounts in excess of those deemed by Landlord to be building standard and in the event Landlord elects to provide such additional quantities, Tenant shall pay to Landlord as additional rent hereunder the cost of providing such additional services.

Failure by Landlord to any extent to furnish any defined service, or any cessation thereof, resulting from causes beyond the control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Under no circumstances shall Landlord be liable for consequential damages arising from any failure to furnish any defined service or any cessation thereof.  Should any of the equipment or machinery utilized in supplying the services listed herein break down, or for any cause cease to function properly, Landlord shall use reasonable diligence to repair the same promptly.

c)

That Tenant shall, and may peacefully have, hold and enjoy the Leased Premises, subject to the terms hereof, provided that Tenant pays the rental herein recited and performs all of Tenant’s covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this lease shall be binding upon Landlord and its successors or assigns only with respect to breaches occurring during its and their respective ownership of the Landlord's interest hereunder.

d)

To provide access to and egress from the Leased Premises, including passenger elevator service in common with others at all times and freight service as scheduled with Landlord.

e)

To maintain the furnace and heating system and hot water system for the Building, including the Leased Premises, and the foundation, exterior walls, floor slabs, roof and other structural elements of the Building.

22.  Assignment by Landlord. Landlord shall have the right to sell, convey, transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and the property referred to herein, and in such event, no further liability or obligations shall thereafter accrue against Landlord hereunder and Tenant agrees to attorn to such transferee.

23. Condemnation. If the Building or any portion thereof shall be taken or condemned for any public purpose, or purchased under threat of such taking, to such an extent as to render the Leased Premises untenantable, this Lease shall, at the option of either party forthwith cease and terminate. All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Landlord, except that Tenant shall be entitled to moving expenses, reimbursements for personal property and goodwill, so long as it does not reduce Landlord's award.

24. Damage to Building. If the Building is damaged or destroyed by fire or other casualty, the Landlord shall have the right to terminate this Lease provided it gives written notice thereof to Tenant within sixty (60) days after such damage or destruction.  If the Leased Premises shall become untenantable or unfit for occupancy by the total or partial destruction of the Building by fire or other casualty, and the Landlord shall fail or refuse within ninety (90) days thereafter to agree in writing to restore the same within one hundred eighty (180) days, this Lease may be terminated by Tenant by notice in writing. If this Lease is not thereby terminated, the Landlord shall, at its expense, restore the Leased Premises to as near the condition which existed prior to such damage or destruction as reasonably possible, and rent shall abate during such time as the Leased Premises are untenantable, in the proportion that the untenantable portion of the Leased Premises bears to the entire Leased Premises. Landlord shall not be responsible to the Tenant for damage to,  or  destruction of, Tenant's fixtures,  furniture, furnishings, floor coverings, equipment, inventory, improvements or other changes made by Tenant in, on or about the Leased Premises regardless of the cause of damage or destruction except that Landlord on behalf of Tenant, and at Landlord's expense, shall promptly restore the Leased Premises to as near the condition which existed on the commencement of the Term of this Lease as reasonably possible. Landlord shall have the exclusive right to all insurance proceeds relating to said Leased Premises, except Tenant’s own insurance proceeds for its personal property and other costs related to the casualty loss.

25. Holding Over. In the event of holding over by Tenant after expiration or termination of this Lease without written consent of Landlord, Tenant shall pay monthly rent equal to 150% of the Base Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term of this Lease plus all other sums which would be payable had the Term remained in effect. No holding over by Tenant after the Term shall operate to extend the Term.  In the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises  effective upon the termination of this Lease. Any holding over with the consent of Landlord in writing shall thereafter constitute this Lease a lease from month to month at the same monthly rental that was being paid prior to the end of the Term.

26. Attorneys' fees and Court Costs. If Landlord places the enforcement of this Lease, the collection of any rent due or to become due or the recovery of possession of the Leased Premises in the hands of an attorney or files suit upon Tenant or any guarantor of Tenant’s obligations under this Lease, Tenant shall pay Landlord’s reasonable attorneys’ fees and court costs, if any, to the extent that Landlord prevails in such action. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant’s occupancy hereunder, Tenant will pay to Landlord its costs and expenses incurred in such suit, including actual attorneys fees.

27. Default by Tenant. If default be made in the payment of any sum to be paid by Tenant under this Lease, and default shall continue for five (5) days, or default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform, and such default shall continue for thirty (30) days after written notice thereof, or if the interest of Tenant under this Lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if Tenant be a corporation or other entity, or if Tenant be declared insolvent according to law, or if any assignment of Tenant's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Tenant or its property, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided that no such levy, execution, legal process or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within one hundred twenty (120) days from the date of its creation, service or filing or post a sufficient bond during the proceeding) and thereupon, at Landlord's option, Landlord may have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

a)

 Landlord may terminate this Lease and forthwith repossess the Leased Premises and remove all persons or property therefrom, and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, (ii) the unpaid Annual Gross Rent owed at the time of termination, plus late charges as provided in Article 5 hereof, (iii) the balance of the Annual Gross Rent for the remainder of the Term of the Lease less the fair market rental value of the Leased Premises for said period and (iv) any other sum of money, late charges and damages owed by Tenant to Landlord; or

b)

Landlord may terminate Tenant's right of possession (with or without terminating the Lease) and may repossess the Leased Premises without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to do so, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to restore the Leased Premises to Building standard, and (i) if Landlord shall fail or refuse to relet the Leased Premises, or (ii) if the same are relet and a sufficient sum shall not be remaining from such reletting after paying the unpaid Annual Gross Rent due hereunder earned but unpaid at the time of reletting service charges as in Article 5 hereof, the cost of recovering possession, and the expense of such reletting and of the collection of the rent accruing therefrom, to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages, a sum equal to the amount of the rent reserved in this Lease for such period or periods, or if the Leased Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Article from time to time on one or more occasions without Landlord being obligated to wait until expiration of the Term of this Lease; such reletting shall not be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord.  Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time thereafter.

If Tenant defaults in the observance or performance of any of Tenant’s covenants, agreements or obligations hereunder, Landlord may, but without obligation, and without limiting any other remedies which it may have by reason of such default, give Tenant fifteen (15) days' written notice that it intends to cure the default, cure the default, charge the costs thereof to Tenant, and Tenant shall pay the same as additional rent forthwith upon demand, together with interest thereon at the rate specified in Article 5 hereof.

28. Indemnity. Landlord and its representatives shall not be liable to Tenant or to Tenant's agents, servants, employees, customers or invitees for any damage to person or property caused by any act, omission or neglect of Tenant, and Tenant agrees to indemnify, defend and hold harmless Landlord from all claims for any such damage.  Tenant shall not be liable to Landlord, or to Landlord's agents, servants, employees, customers or invitees, for any damage to person or property caused by any gross negligence or willful misconduct of Landlord, and Landlord agrees to indemnify, defend and hold harmless tenant from all claims for any such damage.

29. Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action or cause of action, against the other, its agents (including partners, both general and limited), officers, directors, shareholders or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or said Building of which the Leased Premises are a part, or any improvements thereto, or any property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party.  Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy.

30. Severability. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the extent permitted by law.

31. Waiver of Covenants. Failure of Landlord to insist in any one or more instances upon strict performance of any term, covenant or condition of this Lease or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such term, covenants, condition or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of rents with knowledge of a breach in any of the terms, covenants or conditions of this Lease to be kept and performed by Tenant shall not be deemed a waiver of such breach, and Landlord shall not be deemed to have waived any provision of this Lease until expressed in writing and signed by Landlord.

32. Notices. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when given personally or deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, and addressed to the party to be notified at the address for such party specified in this Lease, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days' notice to the notifying party. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder its president, or in the absence of its president, the person in charge of the Leased Premises at the time, and, if no one person shall be in charge of occupying the same, then such service may be made by attaching the same on the main entrance of the Leased Premises.

33. Renewal Term. Provided Tenant is not in default regarding any provision of this Lease, Tenant shall have the right and option to extend this Lease for 0 additional  5 year terms. If Tenant elects to exercise such renewal, Tenant shall do so only by providing Landlord with written notice of such exercise on or before six (6) months prior to the expiration of the original Term or the extension term. Any renewal shall be on the same terms and conditions as set forth herein with respect to the original term, except Base Rent shall be as follows:

34. Miscellaneous.

a)

Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Leased Premises.

b)

This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns.

c)

All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This Lease is declared to be a Minnesota contract, and all of the terms hereof shall be construed according to the laws of the State of Minnesota.

d)

The captions in this Lease are for convenience only and are not part of this   Lease.

e)

This Lease may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

f)

The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Leased Premises and this document becomes effective and binding only upon the execution and delivery hereof by Landlord and Tenant.  All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof. Further, if the Landlord or any successors in interest shall be an individual, joint venture, tenancy in common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy in common, firm or partnership in respect to any of the covenants or conditions of this Lease, and in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed, honored or performed by Landlord, Tenant shall look solely to the estate and property of Landlord in the Building for the collection of any judgment (or any other judicial procedures requiring the payment of money by Landlord) and no other property or assets of Landlord shall be subject to levy, execution or other procedures for satisfaction of Tenant’s remedies.

g)

 In those instances where Landlord's consent is required hereunder, such   consent shall not be unreasonably withheld.

In Testimony, Landlord and Tenant have duly signed these presents the day and year first above written.

Tenant: Storage Elements Digiliti, Inc.                        Landlord: Upper Corner Venture, LLC

/s/ Brad Wenzel                                                             /s/ David Brooks

By  Brad Wenzel                                                          By  David Brooks

     Its: President                                                                Its Chief Manager

Exhibit “A”

Legal Description:

Ex sely 15 ft swly 50 ft of lots 1 and lot 2 blk 6

Exhibit “B”

Description of Leased Premises:

Approximately 8736 sqft of office space, on the 4th and 5th floors of the building known as the O’Connor Building, located at 266 East 7th Street, St Paul, MN 55101.

Exhibit “C”

Tenant Improvements:

Landlord shall provide painting at his expense for the office space on the 4th and 5th floors of the O’Connor building, at 266 East 7th Street. Tenant may choose all colors. Landlord will also update the entryway, and he will also clean or replace the carpet where needed.

Exhibit “D”

Base Rent:

8736 sqft

June 1st 2007 -  December 31st 2007

$4450.00 per month

8736 sqft

January 1st 2008 - December 31st 2008

$6450.00 per month

8736 sqft

January 1st 2009 - December 31st 2011

Lease rate to be determined

in line with other commercial properties in the downtown area, including yearly increases.